                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

             DATE OF REPORT:               APRIL 19, 2005
                                ---------------------------------
                                (DATE OF EARLIEST EVENT REPORTED)

                                    333-82617
                              --------------------
                                (COMMISSION FILE
                                     NUMBER)

     MICHIGAN                        VENTURE HOLDINGS COMPANY LLC                          38-3470015
     MICHIGAN                                 VEMCO, INC.                                  38-2737797
     MICHIGAN                       VENTURE INDUSTRIES CORPORATION                         38-2034680
     MICHIGAN                   VENTURE MOLD & ENGINEERING CORPORATION                     38-2556799
     MICHIGAN                           VENTURE LEASING COMPANY                            38-2777356
     MICHIGAN                             VEMCO LEASING, INC.                              38-2777324
     MICHIGAN                        VENTURE HOLDINGS CORPORATION                          38-2793543
     MICHIGAN                           VENTURE SERVICE COMPANY                            38-3024165
     MICHIGAN                         EXPERIENCE MANAGEMENT, LLC                           38-3382308
     MICHIGAN                            VENTURE EUROPE, INC.                              38-3464213
     MICHIGAN                           VENTURE EU CORPORATION                             38-3470019
---------------------    ------------------------------------------------------    -------------------------
 (STATE OR OTHER             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS              (I.R.S. EMPLOYER
 JURISDICTION OF                               CHARTER)                              IDENTIFICATION NUMBER)
  INCORPORATION)


              6555 15 MILE ROAD
         STERLING HEIGHTS, MICHIGAN                                   48312
---------------------------------------------                    --------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (586) 276-1701
            ---------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 140.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                           Venture Holdings Company LLC ("Venture Holdings") and
                  its subsidiaries, Vemco, Inc., Venture Industries Corporation, Venture Mold and Engineering Corporation, Venture Leasing Company, Venture Leasing, Inc., Venture Holdings Corporation, Venture Service Company, Experience Management LLC, Venture Europe, Inc. and Venture EU Corporation (collectively with Venture Holdings, the "Debtors"), are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, Detroit, Michigan (the "Bankruptcy Court").

                           Similarly, Deluxe Pattern Corporation and certain of
                  its domestic affiliates, Farm & Country Real Estate Company, Patent Holding Company, Realven Corporation, Venture Automotive Corporation, Venture Equipment Acquisition Company, Venture Heavy Machinery LLC, Venture Real Estate, Inc. and Venture Real Estate Acquisition Company (collectively, the "Deluxe Entities"), are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the Code in the Bankruptcy Court. All of the equity interests in both the Debtors and the Deluxe Entities are held by Larry J. Winget and/or certain entities owned or controlled by Larry J. Winget.

                           On April 19, 2005, the Bankruptcy Court issued a Sale
                  Order approving the transactions contemplated by a form of Asset Purchase Agreement (the "Purchase Agreement") among the Debtors, the Deluxe Entities (together with the Debtors, the "Sellers"), and New Venture Holdings, LLC, an entity formed by the pre-petition senior lenders of the Debtors (the "Buyer"), pursuant to which the Buyer would acquire, subject to the approval of the Bankruptcy Court pursuant to Section 363 of the Code, substantially all of the property and assets of the Deluxe Entities and the Debtors, other than equity interests in certain foreign subsidiaries of the Debtors, certain accounts receivable and certain parcels of real property containing closed facilities. The form of Purchase Agreement is attached hereto as Exhibit 10 and is incorporated herein by reference. The Debtors anticipate that the Purchase Agreement, in substantially the form attached hereto, will be executed by the parties on or about April 26, 2005, although no assurances can be given in this regard.

                           The aggregate purchase price payable by the Buyer to
                  the Sellers under the Purchase Agreement consists of (a) cash in the amount necessary to pay the amounts owed pursuant to post-petition credit agreements, including the post-petition credit facility, agent costs, closing costs and certain carve-outs, (b) cash in the amount necessary to pay 50% of accrued professional fees of the Debtors and the Creditors Committee, (c) a credit bid of $500,000 of the pre-petition obligations (the "Credit Bid"), (d) certain cash payments to the pre-petition senior lenders who do not participate in the Credit Bid, based on their holdings of pre-petition obligations, (e) the assumed liabilities required to be paid at the closing pursuant to the Key Employee Retention Program of certain Sellers and for the pre-petition trade payables of the Deluxe Entities, and (f) the cure costs relating to contracts of Sellers to be assumed by the Buyer. In addition, the Buyer will assume all listed employee benefit plans and COBRA obligations of Sellers.

                           The Purchase Agreement provides that it may be
                  terminated under the following conditions: (i) by mutual consent of the Buyer and the Sellers; (ii) by the Buyer or Sellers if the Sale Order has not become a final sale order by 30 days after the sale hearing, provided that the failure of the Sale Order to become a final sale order by such date shall not have been caused by, or resulted from, actions by the terminating party; (iii) subject to extension as



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

                  provided in the Sale Procedures Order automatically if the Closing does not occur on or prior to April 28, 2005, but in no event later than May 28, 2005; (iv) by the Buyer if there is a material breach by any Seller of any of the Sellers' covenants, agreements, representations or warranties that remain uncured within seven days of written notice from the Buyer; (v) by Seller if there is a material breach by the Buyer of any of the Buyer's covenants, agreements, representations or warranties that remain uncured within seven days of written notice from the Sellers; or (vi) by the Buyer upon the conversion of the Sellers' Chapter 11 filings to Chapter 7 filings, a transfer of venue by only one of either the Deluxe Entities or the Debtors, a filing by the Deluxe Entities or Venture of a reorganization plan which does not provide for the sale under the Purchase Agreement, or the appointment of a trustee, examiner or receiver for Sellers.

                           The statements contained in this Current Report on
                  Form 8-K that are not purely historical, including statements regarding the Debtors' expectations, beliefs, intentions, or strategies pertaining to the execution of the Purchase Agreement and Bankruptcy Court approval of the sale of substantially all of the Debtors' assets, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934. Such forward-looking statements are not guarantees of future events and involve risks and uncertainties that may cause actual events to differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Debtors on the date hereof, and the Debtors assume no obligation to update any such forward-looking statement.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Financial Statements of Businesses Acquired.

                                             Not applicable.

                           (b)      Pro Forma Financial Information.

                                             Not applicable.

                           (c)      Exhibits.

  EXHIBIT NO.     DESCRIPTION
  ----------      -----------

       10 Form of Asset Purchase Agreement, dated as of April 8, 2005, among Deluxe Pattern Corporation (including certain affiliates), Venture Holding Company, LLC (including certain affiliates) and New Venture Holdings, LLC



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VENTURE HOLDINGS COMPANY LLC
                                          VEMCO, INC.
                                          VENTURE INDUSTRIES CORPORATION
                                          VENTURE MOLD & ENGINEERING
                                              CORPORATION
                                          VENTURE LEASING COMPANY
                                          VENTURE LEASING, INC.
                                          VENTURE HOLDINGS CORPORATION
                                          VENTURE SERVICE COMPANY
                                          EXPERIENCE MANAGEMENT, LLC
                                          VENTURE EUROPE, INC.
                                          VENTURE EU CORPORATION


                                          By: /s/ David E. Barnes
                                              ----------------------------------
                                              David E. Barnes
                                              Vice President and General Counsel

Date: April 25, 2005




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

                                  EXHIBIT INDEX

  EXHIBIT NO.     DESCRIPTION
  ----------      -----------

      10 Form of Asset Purchase Agreement, dated as of April 8, 2005, among Deluxe Pattern Corporation (including certain affiliates), Venture Holding Company, LLC (including certain affiliates) and New Venture Holdings, LLC




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